UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 10, 2021

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, 32nd Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 626-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders

On June 10, 2021, the Company held its Annual Meeting for the purpose of: (i) electing two Class II directors to serve on the Board until the 2024 Annual Meeting of Stockholders; (ii) approving an amendment to the Company’s charter to declassify the Board of Directors; (iii) recommending, by a non-binding advisory vote, the Company’s executive compensation; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The total number of shares of common stock entitled to vote at the Annual Meeting was 230,713,880, of which 178,213,637 shares, or 77.24%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of two Class II directors to serve on the Board until the 2024 Annual Meeting of Stockholders.
Director	For	Against	Abstentions	Broker Non-Votes
Class II
Debra W. Still	110,321,098	5,988,729	554,368	61,349,442
Mohit Marria	114,151,128	2,128,410	584,657	61,349,442

Based on the foregoing votes, Debra W. Still and Mohit Marria were elected as Class II directors to serve on the Board until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

Proposal 2. A vote on an amendment to the Company’s charter to declassify the Board of Directors.
For	Against	Abstentions	Broker Non-Votes
114,019,647	1,701,619	1,142,929	61,349,442

Proposal 3.  A vote on a non-binding advisory resolution on the Company’s executive compensation.
For	Against	Abstentions	Broker Non-Votes
100,375,920	15,113,050	1,375,225	61,349,442

Proposal 4.  Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the current fiscal year.
For	Against	Abstentions
175,185,074	1,893,213	1,135,350

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

	By:	/s/ Rob Colligan
Name: Rob Colligan
Title: Chief Financial Officer

Date: June 11, 2021